Earnings per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share

15.       Earnings per Share

All shares issued (including the restricted shares issued under the Company's Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed.

For 2012, 2011 and 2010, the denominator of the diluted earnings per share calculation includes 0, 42,574 and 125,462 shares, being the number of incremental shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding. For purposes of calculating the numerator of the 2010 diluted Earnings per Share (“EPS”), Diana Containerships' diluted Earnings/Losses per Share is multiplied by the number of shares held by the Company weighted for the period they were outstanding. The result substitutes the Company's share of the actual earnings/ losses of Diana Containerships.

	2012		2011		2010
	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS

Net income attributed to Diana Shipping Inc.	$54,639	$54,639	$107,497	$107,497	$128,779	$128,779

Weighted average number of common shares outstanding	81,083,485	81,083,485	81,081,774	81,081,774	80,682,770	80,682,770
Incremental shares	-	-	-	42,574	-	125,462
Total shares outstanding	81,083,485	81,083,485	81,081,774	81,124,348	80,682,770	80,808,232

Earnings per share	$0.67	$0.67	$1.33	$1.33	$1.60	$1.59